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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                   FORM 8-K/A

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): OCTOBER 18, 2000



                               CASCADE CORPORATION
             (Exact name of Registrant as specified in its charter)


            OREGON                      1-12557                 93-0136592
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


                             2201 N.E. 201ST AVENUE
                           FAIRVIEW, OREGON 97024-9718
               (Address of principal executive offices) (Zip Code)



                                 (503) 669-6300
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         Effective October 18, 2000, Cascade Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Cascade Acquisition Corp., a Delaware Corporation ("CAC-1"), Cascade - II Acquisition Corp., a Delaware corporation ("CAC-2," and together with CAC-1, the "Parent"), CAS Acquisition Corp., an Oregon corporation and an indirect wholly-owned subsidiary of the Parent ("Acquisition Co."), and the Company. The Merger Agreement provides for the merger of Acquisition Co. with and into the Company, with the Company as the surviving corporation (the "Merger"). If the Merger is completed, the Company will become an indirect wholly-owned subsidiary of the Parent and each outstanding share of the Company's common stock (other than shares held by Parent or its subsidiaries, or the Company or its subsidiaries) will be converted into the right to receive $17.25 in cash.

         CAC-1, CAC-2 and Acquisition Co. are acquisition companies formed by Lift Technologies Inc., a manufacturer of lift truck masts, TD Capital Group Limited, a member of the Toronto Dominion Bank Group, and the Ontario Municipal Employees Retirement Board.

         The closing of the Merger is subject to the approval of the Company's shareholders, receipt of $238 million in financing by Parent, and other customary conditions. Under certain circumstances, the Company may be required to pay a termination fee of $7.5 million and the expenses of the Parent up to $2.5 million if the Merger Agreement is terminated.

         In connection with the execution of the Merger Agreement, William J. Harrison, founder and President of Lift Technologies Inc. and a former Cascade Corporation director, and W.J. Harrison Holdings Ltd., a company of which Mr. Harrison is the sole shareholder, have entered into voting agreements with the Company dated as of October 18, 2000, which provide that Mr. Harrison and W.J. Harrison Holdings Ltd. will vote their shares entitled to vote on the transaction in favor of the approval and adoption of the Merger Agreement and the approval of the Merger (the "Voting Agreements").

         The foregoing description of the Merger Agreement and the Voting Agreements and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the forms of such agreements filed herewith as Exhibits 2.1, 99.1 and 99.2.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.



        EXHIBIT NO.     DESCRIPTION
        -----------     -----------------------------------------------------
            2.1         Agreement and Plan of Merger by and among Cascade
                        Acquisition Corp., Cascade - II Acquisition Corp., CAS
                        Acquisition Corp. and the Company dated as of October
                        18, 2000


            99.1 Form of Voting Agreement by and between the Company and William J. Harrison dated as of October 18, 2000.


            99.2 Form of Voting Agreement by and between the Company and W.J. Harrison Holdings Ltd. dated as of October 18, 2000.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report on Form 8-K/A to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         CASCADE CORPORATION


                                         By: /s/ Kurt G. Wollenberg
                                            -----------------------------------
                                            Kurt G. Wollenberg
                                               Senior Vice President-Finance



Dated:  November 15, 2000


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                                  EXHIBIT INDEX



        EXHIBIT NO.     DESCRIPTION
        -----------     -------------------------------------------------------

            2.1 Agreement and Plan of Merger by and among Cascade Acquisition Corp., Cascade - II Acquisition Corp., CAS Acquisition Corp. and the Company dated as of October 18, 2000

            99.1 Form of Voting Agreement by and between the Company and William J. Harrison dated as of October 18, 2000.

            99.2 Form of Voting Agreement by and between the Company and W.J. Harrison Holdings Ltd. dated as of October 18, 2000.